                                                                    EXHIBIT 99.2


THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS, INCLUDING STATEMENTS
THAT INCLUDE THE WORDS "BELIEVES," "EXPECTS," "ANTICIPATES," "INTENDS," "PROJECTS," OR SIMILAR EXPRESSIONS AND STATEMENTS REGARDING OUR PROSPECTS. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT INCLUDED IN THIS PRESENTATION ARE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN CORRECT. MATTERS THAT COULD FURTHER IMPACT FUTURE RESULTS AND FINANCIAL CONDITION INCLUDE REIMBURSEMENT FOR HEALTHCARE SERVICES, PARTICULARLY REIMBURSEMENT FOR CHEMOTHERAPY AGENTS, INTEGRATION OF FORMERLY SEPARATE OPERATIONS IN CONNECTION WITH THE AOR-PRN MERGER, GOVERNMENT REGULATION AND THE OPERATIONS OF THE COMPANY'S AFFILIATED PHYSICIAN GROUPS. PLEASE REFER TO THE COMPANY'S 1999 ANNUAL REPORT AND FORM 10-K AND ITS FORMS 10-Q FOR THE FIRST, SECOND AND THIRD QUARTERS OF 2000 FOR FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE COMPANY'S EXPECTATIONS.

                                                                               1
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Agenda

 .  Mission, Vision, Challenge

 .  US Oncology Today

 .  Strategy

 .  Financial Review

 .  Outlook


[US ONCOLOGY LOGO]

                "Our mission is to increase
                access to and advance the
                delivery of high quality
                cancer care in America"


[US ONCOLOGY LOGO]

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Premier cancer treatment
and research network



 .  Network of "premier" oncologists

 .  Focused outpatient delivery system

 .  Significant local and national market share

 .  Vast ancillary opportunities

 .  Significant market opportunities

 .  Operating growth in excess of 28%


[US ONCOLOGY LOGO]

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The cancer challenge . . .

 .  Second leading cause of death

 .  $37 billion for direct medical costs

 .  1 in every 4 deaths is from cancer

 .  Men - 1 in 2 lifetime risk, 1 in 3 women

 .  552,200 are expected to die of cancer this year - 1,500 per day

 .  1.2 million new invasive cancer cases diagnosed annually


Source:  American Cancer Society

                                                            . . . is significant

[US ONCOLOGY LOGO]

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                               US Oncology Today


                                                                               6
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Largest Cancer Treatment And Research Network



 .  Over 8,000 employees, with 850 oncology specialists

 .  Providing cancer care to over 500,000 patients annually

 .  Treats 200,000 new cases annually

 .  15% share of the cancer treatment market

 .  $1.7 billion net patient revenue


[US ONCOLOGY LOGO]

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                               National Network



                   [Map of United States showing US Oncology
                            Locations appears here]


DATA AS OF 1/01/01                              As Of January 1, 2001
 .  26 STATES
 .  72 Cancer Centers                            *   72 Cancer Centers
 .  4 PET Installations                          [ ]  4 PET Installations
 .  450 Sites of Service


[US ONCOLOGY LOGO]

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                  Comprehensive Range Of Cancer Care Services

             BASED ON SEPTEMBER 2000 YTD REVENUES OF $968 MILLION



                      [pie chart showing type of service
                  performed appears here with following data:

                               MEDICAL ONCOLOGY
                                      81%
                                 (Hematology,
                                 Pediatric and
                             Gynecologic Oncology)


                              Radiation Oncology
                                      15%

                              Diagnostics/Others
                                      4%]


[US ONCOLOGY LOGO]

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                               Network Stability


 .  102 physicians added in 2000

 .  High barriers to entry

   -  Significant local market share

   -  High investment in technology and facilities

 .  Expanded earnings opportunities


[US ONCOLOGY LOGO]

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                             US Oncology Strategy




                                                                              11
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                               Network Strategy

 .  Leverage local and national size of network

   -  Managed care contracting

   -  Drug and equipment purchasing

 .  Ancillary growth from existing medical and radiation oncology network

   -  Cancer Centers

   -  PET

   -  Clinical research/drug development

 .  Support rational cancer reimbursement reform


[US ONCOLOGY LOGO]

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                      Building On Local Market Leadership


                                            [ ] Cancer Center Sites
                                                .  Aurora
                                                .  Denver
                                                .  Littleton
                                                .  Thornton
                                                .  Colorado Springs (04/01/01)

[Map of local sites of service in the       [ ] Practice Sites
Denver Area and in Colorado statewide           .  Aurora
appears here]                                   .  Boulder
                                                .  Colorado Springs
                                                .  Denver
                                                .  Englewood
                                                .  Fort Collins
                                                .  Lakewood
                                                .  Littleton
                                                .  Longmont
                                                .  Loveland
                                                .  Pueblo
                                                .  Thornton

                                            [ ]   72 Physicians


[US ONCOLOGY LOGO]

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                Market share versus managed care reimbursement


                          MARKET SHARE MEANS LEVERAGE


              [Graph with y-axis showing reimbursement rate for
             managed care as a percentage of Medicare and x-axis
      showing market share appears here, with the following data points:

                     Market Share            Reimbursement
                     ------------            -------------
                          10%                     115%
                          30%                     124%
                          40%                     133%
                          50%                     143%]

                            Based on Actual % Paid
                        CORRELATION COEFFICIENT = .976

[US ONCOLOGY LOGO]

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                            USON Versus GPO Pricing

SUPPLIER                      DRUG                  VARIANCE FROM MARKET

Alza                      Ethyol 500 mg                       17%
Alza                      Doxil mg/ml                         25%
Amgen                     Neupogen 80 mg                      21%
Aventis                   Anzemet 20 mg/ml                    27%
Aventis                   Taxotere 80 mg                      13%
BMS                       Taxol 300 mg                         9%
BMS                       Paraplatin 450 mg                    4%
Novartis                  Aredia 90 mg                        12%
Ortho Biotech             Procrit 40,000 units                 8%
Shering                   Intron A 50 MIU                      9%
                                                          ------------
                                                              15%


[US ONCOLOGY LOGO]

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                          Cancer Center Opportunities


Network Potential for Radiation Treatments (1)                 1,400,000

Current Network Annual Volume                                   (600,000)
                                                           -------------
Additional Volume Available                                      800,000

Net Revenue Estimate (Millions)                             $228,000,000

(Demand Equivalent of 100 Cancer Centers)

(1) Based on US Oncology medical oncology patient volume.


[US ONCOLOGY LOGO]

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                            Leveraging Partnerships

Drug                            Information           Practice

 .  Aventis                      .  Sarcom             .  Medic Computer
 .  Amgen                        .  Perot              .  IDX
 .  Bristol-Meyers Squibb        .  MCI                .  WebMD
 .  Immunex                      .  Cisco              .  Enterprise Manager
 .  Ortho-Biotech                .  SWB DataCom        .  PsiMED
 .  Novartis                     .  Oracle
 .  Alza Pharmaceuticals         .  Microsoft          Distribution
                                .  Compaq
Equipment                       .  Vignette           .  Cardinal Health
                                .  InfoCure           .  McKesson/HBOC
 .  Varian                       .  ISC
 .  PET-CTI, Inc.
 .  Siemens

[US ONCOLOGY LOGO]

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                                Cancer Centers

           [Photographs of cancer centers listed below appear here]


Littleton, CO                                           Greenville, SC
13,800 Sq. Ft.                                          30,924 Sq. Ft.

Dallas, TX                                              Westminster, MD
105,810 Sq. Ft.                                         13,250 Sq. Ft.

[US ONCOLOGY LOGO]

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                        Comprehensive Range Of Services

             [Photographs of cancer center interiors appear here]

[US ONCOLOGY LOGO]

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                 Positron Emission Tomography (PET) Technology

 .  Superior diagnostic technology

 .  Target market strategy -

   -  One million population MSA

   -  Estimated 35 installations

 .  Average net reimbursement of $2,200 per procedure

 .  Breakeven at two visits per day

 .  Broad coverage signaled by HCFA

 .  Private payers expected to follow

[US ONCOLOGY LOGO]

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                      Positron Emission Tomography (PET)



                                        .  One of the world's most advanced
                                           imaging techniques, showing
                                           physiologic changes before they
                                           become anatomic changes

[Photographs comparing CT scan          .  Provides information for clinical
  to PET scan appear here]                 studies database

                                        .  Enables more cost effective treatment
                                           due to earlier identification of
                                           disease


[US ONCOLOGY LOGO]

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                    Current And Potential PET Installations


                    [U.S. map showing current and potential
                        PET installations appears here]

[US ONCOLOGY LOGO]

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           Sample Of Medications In Development By Therapeutic Class


                [Graph showing types of Medications in Development
                      by Therapeutic Class appears here]

[US ONCOLOGY LOGO]

                                                                              23
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                     Clinical Research / Drug Development


 .  Largest Integrated Cancer Research Group

 .  Complete Phase 1-4 Trials Capability

 .  250+ Practice Sites Staffed for Research

 .  200+ Completed Clinical Trials

 .  Currently 90+ trials for over 20 large pharmaceutical and biotech companies


[US ONCOLOGY LOGO]

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                          Drug Development Capability


 .  300+ FTEs dedicated to research

 .  Demand far exceeds supply

 .  Ability to source new molecules

   -  Existing Trials Being Conducted

   -  Access to Wide Oncologist Network

 .  Intellectual property to analyze and evaluate new therapies


[US ONCOLOGY LOGO]

                                US Oncology
                                Financial Review



                                                                              26
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                              GAAP Revenue Growth



                  [Graph showing GAAP revenue growth appears
                     here with the following data points

                        1997                    $625 million
                        1998                    $837 million
                        1999                    $1,039 million
                  2000 Annualized               $1,291 million]



[US ONCOLOGY LOGO]

                                                                              27
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                             Components Of Growth



[Pie chart showing components of total growth of 21% from 3rd quarter of 1999 to 3rd quarter of 2000 appears here with the following Data Points

               In-Market Acquisitions                       3%
               Physician Recruitment                        4%
               Internal Growth                             14%]


[US ONCOLOGY LOGO]

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

                            Pre-distribution EBITDA



                  [Graph showing EBITDA pre-distribution to
            physicians appears here with the following data points


                       1997                 $274 million
                       1998                 $424 million
                       1999                 $497 million
                       2000 Annualized      $576 million

             Data excludes one time income and charges, RIT, etc.]


[US ONCOLOGY LOGO]

                            Cash Flow Distribution



       [Graph showing cash flow distribution for Physician Compensation compared to cash flow distribution for US Oncology
                  appears here with the following data points


                                     Physician                USON
                                    Compensation           Distribution

              1997                       58%                  42%
              1998                       57%                  43%
              1999                       59%                  41%
              2000 Annualized            63%                  37%]


[US ONCOLOGY LOGO]

                                 EBITDA Growth



                     [Graph showing EBITDA by year appears
                     here with the following data points:

                         1997                $112.7 million
                         1998                $160.5 million
                         1999                $182.3 million
                         2000 Annualized     $178.5 million

          data excludes 1999 Merger related costs of $29 million and 1997 PRN Accounts Receivable write-off of $37.8 million]




[US ONCOLOGY LOGO]

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

                                  EPS Growth



            [Graph showing annual earnings per share appears here,
                       with the following data points:

                        1997                    $0.38
                        1998                    $0.60
                        1999                    $0.56
                  2000 Annualized               $0.47

        data excludes gain from sale of ILEX stock, 1999 merger-related costs and 1997 PRN accounts receivable write-offs]


[US ONCOLOGY LOGO]

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

                          Strong Operating Cash Flow


($ in 000's)                    YTD Annualized    Per Share
                                --------------    ---------
Net Income (1)                        $ 47,598       $ 0.47
Dep. & Amort.                           74,405         0.73
                                      --------       ------
Operating Cash Flow                    122,004         1.20
Less:  Maint. Capex                    (25,000)       (0.25)
                                      --------       ------
Total Cash Flow                       $ 97,004       $ 0.96
                                      --------       ------

(1) Excludes gain from Ilex Sale

[US ONCOLOGY LOGO]

                              Financial Strategy


 .  Conversion to "profit model"

 .  Leverage strong liquidity

 .  Investment in facilities and technology

   -  High returns

   -  Increase earnings to shareholders

   -  Leverage network


[US ONCOLOGY LOGO]

                      Impact Of Model Change On Earnings



                      Annualized    Restated (1)   Difference
                      -----------   ------------   -----------
EBITDA(millions)           $ 178          $ 203         $  25
EBITDA % of Net             10.4%          11.9%         1.50%
EPS                        $0.47          $0.62         $0.15

(1) Restated amounts reflect results as if the prior year's effective profit split %'s were maintained during the year presented.


[US ONCOLOGY LOGO]

                                   Liquidity


                                         1998      1999      2000
                                        ------    ------    ------
Debt to Capital                          29.0%     35.3%     29.9%
DSO's                                      75        80        70
Debt to EBITDA                            1.6       2.3       1.8


[US ONCOLOGY LOGO]

                          High Returning Investments



($ in thousands)                Cancer Center     PET
                                -------------    ------
Investment                             $4,200    $1,500
Annual Revenue                         $1,650    $2,500
Pre-tax Cash Flow                      $  918    $  400
Pre-tax Cash Flow ROI                    21.9%     26.7%
Breakeven Utilization                      40%       33%


[US ONCOLOGY LOGO]

                              US Oncology Outlook

Uniquely positioned . . .


 .  Favorable demographics will drive demand

 .  Nation's largest cancer treatment network

 .  Local and national market leadership

 .  Technology and clinical research partnerships

 .  Focused management team and resources

 .  Strong Balance Sheet and Operating Cash Flow

                                                    . . . to meet the challenge!

[US ONCOLOGY LOGO]

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

                              [US ONCOLOGY LOGO]

                                                                              40